Deposits	12 Months Ended
Dec. 31, 2021
Deposits [Abstract]
Deposits
Deposits outstanding at December 31, 2021 and 2020 are summarized below by account type.

Deposit Account Type	December 31, 2021	December 31, 2020
Checking	$495,467,035	$372,070,032
Money Market	366,065,262	291,067,575
Savings	97,068,740	74,433,571
Total	$958,601,037	$737,571,178
Certificates:
0.00 – 0.99%	$140,254,173	$122,711,943
1.00 – 1.99%	12,292,837	46,619,682
2.00 – 2.99%	4,814,916	11,193,432
Total	$157,361,926	$180,525,057
Total Deposits	$1,115,962,963	$918,096,235

The Bank had $5.0 million in other brokered deposits, which are included in checking and money market deposits above, at December 31, 2021. In addition, the Bank had $10.0 million and $16.0 million in brokered time deposits at December 31, 2021 and 2020, respectively, with a weighted average interest rate of 0.26% and 0.37%, respectively, which are included in certificates of deposit above. One of the brokered deposits, with a balance of $4.0 million at December 31, 2021 will mature within one year. At December 31, 2021 and 2020, the Bank had $68,000 and $78,000, respectively, in overdrafts that were reclassified to loans.

The aggregate amount of certificates of deposit with a minimum denomination of $100,000 was $90.6 million and $106.8 million at December 31, 2021 and 2020, respectively. Certificate of deposits that met or exceeded the FDIC insurance limit of $250,000 were $39.4 million and $49.6 million at December 31, 2021 and 2020, respectively.

The amounts and scheduled maturities of all certificates of deposit were as follows at December 31, 2021 and 2020:

	December 31,
	2021	2020
Within 1 Year	$118,119,148	$128,758,122
After 1 Year, Within 2 Years	26,189,318	27,550,051
After 2 Years, Within 3 Years	7,148,260	10,555,458
After 3 Years, Within 4 Years	2,815,491	10,847,730
After 4 Years, Within 5 Years	3,089,709	2,813,696
Total Certificates of Deposits	$157,361,926	$180,525,057